QUAKER® INVESTMENT TRUST
Supplement dated June 30, 2011
To the Prospectus Dated October 28, 2010 for the
QUAKER CAPITAL OPPORTUNITIES FUND
The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.
On June 15, 2011, the Board of Trustees (the “Board”) of Quaker Investment Trust (the “Trust”) approved the termination of Knott Capital Management (“Knott”) as investment sub-adviser to the Fund and the hiring of ICC Capital Management, Inc. (“ICC”) as interim investment sub-adviser to the Fund, each effective as of July 1, 2011.
Pursuant to an exemptive order granted to Quaker Funds, Inc. (the “Adviser”) and the Trust by the U.S. Securities and Exchange Commission (the “SEC”), the Adviser is permitted to enter into new subadvisory agreements with sub-advisers that are not otherwise affiliated with the Adviser or the Trust without shareholder approval, if approved by the Board, including a majority of the independent Trustees. Shareholder approval of the subadvisory agreement will not be sought because ICC is not an affiliate of the Adviser or the Trust.
Under the interim subadvisory agreement, the annualized fee rate payable to ICC for its subadvisory services is identical to the fee rate paid under the previous subadvisory agreement with Knott, and ICC’s services to the Fund will be the same.
Effective July 1, 2011, information pertaining to Knott Capital Management and its management of the Fund is deleted from the Prospectus.
Effective July 1, 2011, the following information replaces similar text found in the Traditional Funds Prospectus, in the section entitled “Sub-Adviser and Portfolio Managers” under the sub-heading “Quaker Capital Opportunities Fund” on page 4.
Sub-adviser and Portfolio Manager
ICC Capital Management, Inc. (“ICC”) serves as investment Sub-adviser to the Fund.
The following individuals are responsible for the day-to-day management of the Fund’s portfolio:
Bart McMurry, is Chief Investment Officer of ICC.
G. Michael Mara, is Managing Director and Portfolio Manager of ICC.
Michael Barron, is Director and Portfolio Manager of ICC.
Robert Dombrower, is Senior Vice President and Portfolio Manager of ICC.
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Effective July 1, 2011, the following information replaces similar text found in the Traditional Funds Prospectus, in the section entitled “Sub-Advisers and Portfolio Managers” under the sub-heading “Quaker Capital Opportunities Fund” on page 17.
Quaker Capital Opportunities Fund
ICC Capital Management, Inc. (“ICC”), located at 390 North Orange Ave., 27th Floor, Orlando, Florida 32801, was founded in 1995 and serves as Sub-adviser to Quaker Capital Opportunities Fund. ICC is registered with the SEC as an investment adviser pursuant to the Advisers Act. As an investment advisory firm, ICC has been rendering investment advisory services to other individuals, pension and profit sharing plans, and trusts since 1995. As of March 31, 2011, the firm had approximately $3.43 billion of assets under management.
The following individuals are primarily responsible for the day-to-day management of the Fund:
     Bart McMurry — Mr. McMurry joined ICC at the firm’s creation in 1995 and currently serves as Chief Investment Officer. He also is a member of ICC’s Quantitative Strategies Group. The group manages ICC’s Core Value, Large Cap Growth, International ADR and Sector Rotational Core products, which had over one billion dollars in assets as of December 31, 2010, on behalf of ICC’s Taft-Hartley Plans, Public Pension Funds, Corporate Pension Funds and Private Clients. During his tenure at ICC, Mr. McMurry has developed the quantitative country allocation model that continues to run the firm’s International ADR portfolios and the domestic equity modeling processes that are used for the firm’s Core Value Equity and Large Cap Growth portfolios. He is an instructor at the FPPTA organization for pension trustees and has been a speaker on the markets for Institutional Investor and other organizations. Mr. McMurry earned his B.A. from Michigan State University and his M.A. in National Security Policy Studies at George Washington University.
     G. Michael Mara — Mr. Mara is a Managing Director and Portfolio Manager with ICC and part of ICC’s four member Quantitative Strategies Group. The group manages ICC’s Core Value, Large Cap Growth, International ADR and Sector Rotational Core products, which had over one billion dollar in assets as of December 31, 2010, on behalf of ICC’s Taft-Hartley Plans, Public Pension Funds, Corporate Pension Funds and Private Clients. Prior to this position with ICC, Mr. Mara served as Chairman, Chief Executive Officer and founder of Valley Forge Capital Advisors, Inc. (“VFCA”), a SEC-Registered Investment Adviser. He was the lead portfolio manager to the VFCA Sector Rotational Core Composite. Mr. Mara served as sub-adviser/portfolio manager to the MFS Sector Rotational Fund (previously the Penn Street Sector Rotational Fund) since its inception in August 2000 to February 2010. Prior to his position with VFCA, Mr. Mara served in senior executive positions with Millennium Bank, Vanguard Asset Management & Trust and Merrill Lynch. Mr. Mara served in the U.S. Army Intelligence & Security Command with a concentration on the Soviet/Warsaw Pact as an operator and analyst. He also had special assignments with the Defense Intelligence Agency working on quantitative modeling and analysis. Mr. Mara earned his B.A. at Emerson College and his M.B.A. from the American University. He is also a graduate of the Defense Language Institute and the U.S. Intelligence School of Applied and Cryptologic Sciences and received additional training at the Stanford Law School’s Director’s Consortium. Mr. Mara is a member of the World Affairs Council, Pennsylvania Associate for Business Economics, the Associate of Former Intelligence Officers, and the American Legion.
     Michael Barron — Mr. Barron has more than 18 years of experience in the investment industry. Currently, he serves as Director and Portfolio Manager with ICC and is a member of the firm’s Quantitative Strategies Group. The group manages ICC’s Core Value, Large Cap Growth, International ADR and Sector Rotational Core
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products, which had over one billion dollars in assets as of December 31, 2010, on behalf of ICC’s Taft-Hartley Plans, Public Pension Funds, Corporate Pension Funds and Private Clients. Prior to joining ICC, Mr. Barron served as the Founder and Portfolio Manager at Revolution Capital, as well as the portfolio strategy consultant to the Sector Rotational Product as Valley Forge Capital Advisors. Mr. Barron previously served as CEO, Portfolio Manager and Principal at Knott Capital for more than seven years. While there he co-managed the firm’s Large Cap Core Strategy, in addition to the Quaker Capital Opportunities Fund, from inception in January 2002 through June 2008. He has regularly appeared as a guest on Bloomberg News, BNN TV and CNBC’s Squawk Box, Power Lunch, and Closing Bell programs. Mr. Barron has been featured and interviewed in publications such as The Wall Street Journal, Barron’s, Investor’s Business Daily, the New York Times, and The Institutional Real Estate Letter. He earned a B.S. from Villanova University and has completed executive study at MIT’s Sloan School of Management. Mr. Barron is an active member of The Global Interdependence Center, the Pennsylvania Association for Business Economics and The Hill School Alumni Association.
     Robert Dombrower — Mr. Dombrower currently serves as Senior Vice President and Portfolio Manager at ICC and is a member of the Quantitative Strategies Group. The group manages ICC’s Core Value, Large Cap Growth, International ADR and Sector Rotational Core products, which had over one billion dollars in assets as of December 31, 2010, on behalf of ICC’s Taft-Hartley Plans, Public Pension Funds, Corporate Pension Funds and Private Clients. He spearheads the technical research effort through the creation and implementation of quantitative technical overlays, qualitative technical research and inter-market analysis and forecasting. Prior to joining ICC in 2004, Mr. Dombrower was an equity portfolio manager and operations manager at Paradigm Asset Management and previously served as a portfolio management associate at Independence Investment Associates. He earned his B.A. (Phi Betta Kappa) from Binghamton University and his M.M. from Boston University.
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